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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A No. 1


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18,
1989

                   SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania               0-16533          23-2453088
(State or other jurisdiction     (Commission      (IRS Employer
  of incorporation)              File Number)     Ident. No.)


 1130 Berkshire Boulevard, Pennsylvania, PA            19601
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (610)320-8400

                                 N/A
(Former name or former address, if changed since last report.)

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                                    EXHIBIT INDEX ON PAGE ___

     Item 5, Other Events, in the Registrant's Current Report on
Form 8-K filed on September 19, 1989, is hereby supplemented by adding at the end thereof the following:

Item 5.  Other Events.

     Sovereign Bancorp, Inc. ("Sovereign") and Chemical Bank, as the Rights Agent, executed an Amendment to Rights Agreement, dated as of September 27, 1995 (the "Amendment"). The Amendment, among other things, (i) increases the exercise price for Rights from approximately $15 per share (adjusted to give effect to stock splits effected from time to time by Sovereign) to $40.00 per share, (ii) extends the term of the Rights Agreement from September 18, 1999, to September 27, 2004, and (iii) modifies the definition of Acquiring Person and the triggering event for the exercise of Rights to include any person who is the beneficial owner of 9.9% or more of the shares of Common Stock or Voting Securities of Sovereign, and to delete from the definition the limited carve out for Persons who had filed Schedule 13Ds under the Securities Exchange Act of 1934, as amended, indicating beneficial ownership of 5% or more of the Common Stock prior to the adoption of the Plan.

     The description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as
Exhibit 4.1 hereof. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amendment.

     Item 7, Financial Statements and Exhibits, in the
Registrant's Current Report on Form 8-K filed on September 19,
1989, is hereby amended and restated to read as follows:

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

               Exhibit 4  -   Rights Agreement dated as of
                              September 19, 1989, between
                              Sovereign Bancorp, Inc. and Harris
                              Trust Company of New York, as
                              Rights Agent.*

               Exhibit 4.1  - Amendment to Rights Agreement dated
                              as of September 27, 1995, between
                              Sovereign Bancorp, Inc. and
                              Chemical Bank, as successor to
                              Harris Trust Company of New York as
                              Rights Agent.

               Exhibit 28 -   Press Release, dated September 19,
                              1989, of Sovereign Bancorp, Inc.*

               __________________________
               *Previously filed

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

                              By /s/ Jay S. Sidhu
                                   Jay S. Sidhu,
                                   President and Chief Executive
                                   Officer

Dated:  January 8, 1996

                          EXHIBIT INDEX

Exhibit                                      Sequentially
Number                   Description         Numbered Page

4.1       Amendment to Rights Agreement dated
          as of September 27, 1995, between
          Sovereign Bancorp, Inc. and Chemical
          Bank, as successor to Harris Trust
          Company of New York as Rights Agent.